                                                                      Exhibit 21

                         THE McGRAW-HILL COMPANIES, INC.

SUBSIDIARIES OF REGISTRANT

Listed below are all the subsidiaries of Registrant, except certain inactive subsidiaries and certain other McGraw-Hill's subsidiaries which are not included in the listing because considered in the aggregate they do not constitute a significant subsidiary as of the end of the year covered by this Report.

                                                                         State or                       Percentage
                                                                       Jurisdiction                     of Voting
                                                                            of                          Securities
                                                                       Incorporation                      Owned
                                                                       -------------                      -----
The McGraw-Hill Companies, Inc.                                        New York                         Registrant
DRI Europe, Inc.                                                       Delaware                            100
International Advertising/McGraw-Hill, Inc.                            Delaware                            100
J.J. Kenny Company, Inc.                                               New York                            100
  *J.J. Kenny Drake, Inc.                                              New York                            100
  *Kenny Services, Inc.                                                New York                            100
McGraw-Hill Broadcasting Company, Inc.                                 New York                            100
McGraw-Hill Capital Corporation                                        Delaware                            100
McGraw-Hill Capital, Inc.                                              New York                            100
  *International Valuation Services, Inc.                              Delaware                             40
McGraw-Hill Financial Publications, Inc.                               Delaware                            100
McGraw-Hill Interamericana, Inc.                                       New York                            100
McGraw-Hill International Enterprises, Inc.                            New York                            100
  *Editora McGraw-Hill Interamericana do                               Brazil                              100
    Brasil Ltda.
  *McGraw-Hill Korea, Inc.                                             Korea                               100
  *McGraw-Hill (Malaysia) Sdn.Bhd                                      Malaysia                            100
McGraw-Hill News Bureaus, Inc.                                         New York                            100
McGraw-Hill New York, Inc.                                             New York                            100
McGraw-Hill Publications Overseas Corporation                          New York                            100
McGraw-Hill Real Estate, Inc.                                          New York                            100
MMS International                                                      Nevada                              100
Money Market Directories, Inc.                                         New York                            100
National Radio Institute                                               Delaware                            100
Rational Investors, Inc.                                               Massachusetts                       100
Rock-McGraw, Inc.                                                      New York                             45
S&P ComStock, Inc.                                                     New York                            100
Standard & Poor's International Ratings, Ltd.                          New York                            100
  *Credit Rating Information Services
    of India Limited                                                   India                                 9.6
  *Taiwan Ratings Corporation                                          Taiwan                               50
Standard & Poor's Investment Advisory
    Services LLC                                                       Delaware                            100
Standard & Poor's Ltd.                                                 Delaware                            100
  *Fund Research Limited                                               United Kingdom                      100
Standard & Poor's Securities, Inc.                                     Delaware                            100
Tower Group International, Inc.                                        New York                            100
  *Tower Group International Canada Inc.                               Canada                              100

                                                                         State or                       Percentage
                                                                       Jurisdiction                     of Voting
                                                                            of                          Securities
                                                                       Incorporation                      Owned
                                                                       -------------                      -----
Editora McGraw-Hill de Portugal, Ltda.                                 Portugal                            100
Editorial Interamericana, S.A.                                         Colombia                            100
Editoriales Pedagogicas Associadas, S.A.                               Guatemala                           100
McGraw-Hill Book Company Australia
    Pty. Limited                                                       Australia                           100
  *McGraw-Hill Book Company
     New Zealand, Pty. Limited                                         New Zealand                         100
  *Standard & Poor's (Australia) Pty. Ltd.                             Australia                           100
McGraw-Hill Data Services - Ireland, Ltd.                              Ireland                             100
McGraw-Hill Holdings (U.K.) Limited                                    United Kingdom                      100
  *McGraw-Hill International (U.K.) Limited                            United Kingdom                      100
    *Thesys Information Limited                                        United Kingdom                      100
McGraw-Hill Information Systems
    Company of Canada Limited                                          Ontario, Canada                     100
McGraw-Hill/Interamericana de Chile Limitada                           Chile                               100
McGraw-Hill/Interamericana de Espana, S.A.                             Spain                               100
  *Standard & Poor's Espana, S.A.                                      Spain                               100
McGraw-Hill/Interamericana de Venezuela S.A.                           Venezuela                           100
McGraw-Hill/Interamericana Editores, S.A. de C.V.  Mexico                 100
McGraw-Hill/Interamericana, S.A.                                       Panama                              100
  *Editora McGraw-Hill de Espana S.A.                                  Panama                              100
McGraw-Hill Libri Italia                                               Italy                               100
McGraw-Hill Ryerson Limited                                            Ontario, Canada                      70
MHFSCO, Ltd.                                                           U.S. Virgin Islands                 100
Micropal Group Limited                                                 United Kingdom                      100
  *Micropal Limited                                                    United Kingdom                      100
    *Micropal Accounting Portfolio Services Inc.   Delaware               100
    *Standard & Poor's Fund Services Asia Limited  Hong Kong              100
    *Micropal Deutschland GmbH                                         Germany                             100
    *Micropal Limited (Ireland)                                        Ireland                             100
    *Standard & Poor's Fund Services, SARL                             France                              100
    *Standard & Poor's Fund Services, Inc.                             Massachusetts                       100
Science Research Associates, Pty., Ltd.                                Australia                           100
Standard & Poor's                                                      France                              100
Standard & Poor's International, S.A.                                  Belgium                             100
Standard & Poor's AB                                                   Sweden                              100
Standard & Poor's, S.A. de C.V.                                        Mexico                              100
Tata McGraw-Hill Publishing Company
  Private Limited                                                      India                                66.25
Xebec Multi Media Solutions Limited                                    United Kingdom                      100


*Subsidiary of a subsidiary.


                                      -20-